Exhibit 10.1
Execution Version
AMENDMENT AGREEMENT
     This Amendment Agreement dated as of May 9, 2007 (this “Amendment”) is among (i) THE WILLIAMS COMPANIES, INC., a Delaware corporation (“TWC”), WILLIAMS PARTNERS L.P., a Delaware limited partnership (“MLP”), NORTHWEST PIPELINE CORPORATION, a Delaware corporation (“NWP”), TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation (“TGPL”, and together with TWC, MLP and NWP, the “Borrowers”), (ii) the banks, financial institutions and other institutional lenders (“Banks”) that are parties to the Credit Agreement dated as of May 1, 2006 (the “Credit Agreement”) among the Borrowers, the Banks, CITIBANK, N.A., BANK OF AMERICA, NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A. (each, an “Issuing Bank”, and collectively, the “Issuing Banks”), and CITIBANK, N.A., as administrative agent (the “Agent”) under the Credit Agreement, (iii) the Agent, and (iv) the Issuing Banks. In consideration of the mutual promises contained herein, the Borrowers, the Banks, the Agent and the Issuing Banks agree as set forth herein.
     Section 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
     Section 1.1. Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of “Rating Category” and “Termination Date” to read as follows:
     “Rating Category” means, as to any Borrower, the relevant category (designated as a “Level” followed by a Roman numeral) applicable to such Borrower from time to time as set forth on Schedule IV, which is based on the ratings (or lack thereof) of such Borrower’s senior unsecured long-term debt by S&P or Moody’s. In the event there is a split between the ratings of any Borrower’s senior unsecured long-term debt by S&P and Moody’s, “Rating Category” shall be determined based on the lower rating of such Borrower’s senior unsecured long-term debt by S&P or Moody’s; provided that if such Borrower’s rating is BB- or higher from S&P and Ba3 or higher from Moody’s and there is a split between the two ratings, the pricing for such Borrower will be based on (i) if the split is one subgrade, the higher rating and (ii) if the split is more than one subgrade, the rating that is one subgrade below the higher rating. For example, if S&P rates the senior unsecured long-term debt of a Borrower BB+ and Moody’s rates such debt B2, then Level VI on Schedule IV shall apply to such Borrower. For the avoidance of doubt (x) if there is a split between Level I and Level III, then Level I shall apply and (y) if the applicable Borrower’s rating is BB- or higher from S&P and Ba3 or higher from Moody’s and if there is a split between Level I and Level IV, V or VI, then Level III shall apply.
     “Termination Date” means the earlier of (i) May 1,2012 or (ii) the date of termination in whole of the Commitments pursuant to Section 2.4 or 6.1.
     Section 1.2. Schedule IV. Schedule IV of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule IV attached hereto.
     Section 2. Miscellaneous.
     Section 2.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless effected in accordance with Section 8.1 of the Credit Agreement.
     Section 2.2. Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by, and construed in accordance with, the laws of the State of New York.

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     Section 2.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement, any Credit Document or any other document executed in connection with or pursuant to the Credit Agreement remain in full force and effect. Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement, as amended hereby, are used herein as defined in the Credit Agreement, as amended hereby. Each reference to the Credit Agreement in any Credit Document or other document executed in connection with or pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
     Section 2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     Section 2.5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent, the Issuing Banks and the Banks that:
     (a) The execution, delivery and performance by such Borrower, the performance of the Credit Agreement as amended hereby by such Borrower and the consummation of the transactions contemplated hereby or thereby are within such Borrower’s corporate, limited partnership or limited liability company powers, have been duly authorized by all necessary corporate, limited partnership or limited liability company action, require no material authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body, do not contravene (i) such Borrower’s charter, by-laws or formation agreement or (ii) law or any restriction under any material agreement binding on or affecting such Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.
     (b) this Amendment has been duly executed and delivered by such Borrower,
     (c) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity,
     (d) the representations and warranties contained in Section 4.1 of the Credit Agreement, as amended hereby, and each of the representations and warranties contained in any other Credit Document, in each case made by such Borrower as to itself and to its Subsidiaries only, are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (unless such representation and warranty speaks solely as of a particular date or a particular period, in which case, as of such date or for such period),
     (e) no event has occurred and is continuing or would result from the transactions contemplated hereby, which constitutes a Default or an Event of Default, and
     (f) after giving effect to this Amendment, such Borrower will be in compliance with each proviso set forth in Section 2.I(a) of the Credit Agreement and the first proviso set forth in Section 2.1 (b) of the Credit Agreement.
     Section 2.6. Bank Credit Decision. Each of the Banks and Issuing Banks acknowledges that it has, independently and without reliance upon the Agent, any Issuing Bank or any other Bank and based

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on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each of the Banks and Issuing Banks also acknowledges that it will, independently and without reliance upon the Agent, any Issuing Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement as amended hereby.
     Section 2.7. Effectiveness. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) only upon the satisfaction of all of the following conditions precedent:
     (a) Execution of (i) this Amendment by each of the Banks, the Agent, the Issuing Banks and the Borrowers and (ii) the Acknowledgment and Consent attached to this Amendment by each of TWC and Pipeline Holdco. Delivery of an executed signature page to this Amendment or the Acknowledgement and Consent by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment or Acknowledgement and Consent, as applicable.
     (b) The Agent shall have received certified copies of the resolutions of the Board of Directors, or an authorized committee thereof or other relevant Person, of each Borrower and Pipeline Holdco authorizing in the case of each Borrower, the execution of this Amendment, and in the case of TWC and Pipeline Holdco, the Acknowledgement and Consent attached hereto.
     (c) The Agent shall have received a certificate of each Borrower and Pipeline Holdco, signed on behalf of such Borrower or Pipeline Holdco, as applicable, by an Authorized Officer thereof, dated as of the Amendment Effective Date (the statements made in which certificate shall be true on and as of the Amendment Effective Date), certifying as to (i) the absence of any amendments to the charter or other organizational documents of such Person not included in the certificate previously delivered to the Agent pursuant to Section 3.1(d) of the Credit Agreement, (ii) the due incorporation or formation and good standing and valid existence of such Person as an entity organized under the laws of the jurisdiction of its incorporation or organization and (iii) the signature and incumbency certificate of each such Person, in each case as delivered to the Agent on the Effective Date of the Credit Agreement, is in full force and effect and has not been amended or modified in any respect since such Effective Date.
     (d) The Borrowers shall have paid all fees and expenses incurred by Agent’s counsel in connection with this Amendment.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
[Remainder of this page intentionally left blank — signature pages follow]

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BORROWERS: THE WILLIAMS COMPANIES, INC.
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Vice President & Treasurer

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC, its general partner

By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Treasurer

NORTHWEST PIPELINE CORPORATION
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Assistant Treasurer

TRANSCONTINENTAL GAS PIPE LINE CORPORATION
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Assistant Treasurer
Signature Page to Amendment Agreement

AGENT: CITIBANK, N.A., as Agent
By:	/s/ Todd Mogil
Authorized Officer
Todd Mogil, Attorney-in-Fact

ISSUING BANKS: CITIBANK, N.A., as Issuing Bank
By:	/s/ Todd Mogil
Authorized Officer
Todd Mogil, Attorney-in-Fact

BANK OF AMERICA, NATIONAL ASSOCIATION, as Issuing Bank
By:	/s/ Ronald E. McKaig
Authorized Officer Ronald E. McKaig
Senior Vice President

JPMORGAN CHASE BANK, N.A., as Issuing Bank
By:	/s/ [ILLEGIBLE]
Authorized Officer
Signature Page to Amendment Agreement

BANKS: CITIBANK, N.A.
By:	/s/ Todd Mogil
Authorized Officer
Todd Mogil,
Attorney-in-Fact

BANK OF AMERICA, NATIONAL ASSOCIATION
By:	/s/ Ronald E. McKaig
Authorized Officer
Ronald E. McKaig
Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ [ILLEGIBLE]
Authorized Officer

THE BANK OF NOVA SCOTIA
By:	/s/ Andrew Ostrov
Authorized officer Andrew Ostrov
Director

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Lucy Walker
Authorized Officer
Lucy Walker
Vice President

ABN AMRO BANK N.V.
By:	/s/ John D. Reed
Authorized officer John D. Reed,
Director

By:	/s/ Todd D. Vaubel
Authorized officer Todd D. Vaubel,
Asst. V. President

BANK OF OKLAHOMA, NA
By:	/s/ Robert D. Mattax
Authorized Officer
Robert D. Mattax,
Senior Vice President

Signature Page to Amendment Agreement

BARCLAYS BANK PLC
		By:	/s/ Nicholas Bell
Authorized Officer
			Name:	Nicholas Bell
			Title:	Director

BAYERISCHE LANDESBANK, Cayman Islands Branch
		By:	/s/ Nikolai von Mengden
Authorized officer Nikolai von Mengden
Senior Vice President

		By:	/s/ ANNETTE SCHMIDT
Authorized officer ANNETTE SCHMIDT
FIRST VICE PRESIDENT

BNP PARIBAS		BNP PARIBAS
By:	/s/ Mark A. Cox	By:	/s/ Larry Robinson
	Authorized officer Mark A. Cox		Authorized officer Larry Robinson
	Managing Director		Director

CALYON NEW YORK BRANCH		CALYON NEW YORK BRANCH
By:	/s/ Michael D. Willis	By:	/s/ Page Dillehunt
	Authorized officer		Authorized officer
	Michael D. Willis		Page Dillehunt
	Director		Managing Director

LEHMAN COMMERCIAL PAPER INC.
		By:	/s/ Frank P. Turner
Authorized Officer
Frank P. Turner,
Vice President

MERRILL LYNCH CAPITAL CORPORATION
		By:	/s/ Carol J.E. Feeley
Authorized officer Carol J.E. Feeley
Vice President

MIZUHO CORPORATE BANK, LTD.
		By:	/s/ Leon Mo
Authorized officer
			Name:	Leon Mo
			Title:	Senior Vice President

Signature Page to Amendment Agreement

NATIXIS (f.k.a. NATEXIS BANQUES POPULAIRES)
By:	/s/ Louis P. Laville, III
Authorized Officer
Louis P. Laville, III
Managing Director

By:	/s/ Daniel Payer
Authorized Officer
Daniel Payer
Director

REGIONS BANK
By:	/s/ [ILLEGIBLE]
Authorized Officer

ROYAL BANK OF CANADA
By:	/s/ [ILLEGIBLE]
Authorized Officer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., HOUSTON AGENCY
By:	/s/ Kelton Glasscock V.P.
Authorized Officer Kelton Glasscock V.P.

By:	/s/ Jay Fort, V.P.
Authorized Officer Jay Fort, V.P.

TORONTO DOMINION (TEXAS) LLC
By:	/s/ Debbi L. Brito
Authorized Officer
DEBBI L. BRITO AUTHORIZED SIGNATORY

WACHOVIA BANK, N.A.
By:	/s/ Paul Pritchett
Authorized Officer
	Name:	Paul Pritchett
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH
By:	/s/ Duncan Robertson
Authorized Officer
DUNCAN ROBERTSON
EXECUTIVE DIRECTOR

By:	/s/ Thomas D. Murray
Authorized Officer
THOMAS D. MURRAY
MANAGING DIRECTOR
Signature Page to Amendment Agreement

ACKNOWLEDGMENT AND CONSENT
     To induce the Agent, the Issuing Banks and the Banks to execute the foregoing Amendment, each undersigned Credit Party hereby (a) consents to the execution, delivery and performance of such Amendment Agreement, (b) agrees that (1) neither any Credit Document executed by it nor any obligation of any of the undersigned nor any right or remedy of the Agent, any Issuing Bank or any Bank with respect to any undersigned Credit Party is released or impaired by such Amendment, and (2) this acknowledgment and consent shall not be construed as requiring the consent or agreement of any undersigned Credit Party in any circumstance, and (c) ratifies and confirms all provisions of the Credit Documents executed by it.

THE WILLIAMS COMPANIES, INC.
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Vice President & Treasurer

WILLIAMS GAS PIPELINE COMPANY, LLC
By:	/s/ Rodney J. Sailor
	Name:	Rodney J. Sailor
	Title:	Assistant Treasurer

Signature Page to Acknowledgment and Consent

SCHEDULE IV
Applicable Commitment Fee and Applicable Margins
     Pricing is based upon the lower rating from S&P and Moody’s with respect to the relevant Borrower’s senior unsecured long-term debt; provided that if a Borrower’s rating is BB- or higher from S&P and Ba3 or higher from Moody’s and there is a split between the two ratings, the pricing for such Borrower will be based on (i) if the split is one subgrade, the higher rating and (ii) if the split is more than one subgrade, the rating that is one subgrade below the higher rating. For the avoidance of doubt (x) if there is a split between Level I and Level III, then Level I shall apply and (y) if the applicable Borrower’s rating is BB-or higher from S&P and Ba3 or higher from Moody’s and if there is a split between Level I and Level IV, V or VI, then Level III shall apply. Each Borrower’s pricing is based on its own ratings. All amounts are in basis points (1/100%) per annum.

	Level I	Level II	Level III	Level IV	Level V	Level VI
	BBB or Baa2	BBB- and	BBB- or	BB+ or	BB or	BB- or Ba3
	or Higher	Baa3	Baa3	Ba1	Ba2	or Lower
Applicable Commitment Fee Rate:	9.0	11.0	12.5	20.0	25.0	30.0

Applicable Margin (for Eurodollar Rate Advances):	45.0	60.0	75.0	100.0	125.0	150.0

Applicable Margin (for Base Rate Advances):	0	0	0	0	25.0	50.0

Schedule IV